                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 20, 2004 (July 20, 2004)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

                              333-33182 05-0509802
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          (Commission File Number) (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits

(c)             Exhibit

Exhibit No.     Exhibit
99.1            Press Release dated July 20, 2004

Item 12. Results of Operation and Financial Condition

On July 20, 2004, Bancorp Rhode Island,  Inc. issued a press release in which it disclosed  unaudited  financial  information  related  to  2004  second  quarter
consolidated   earnings.   A  copy  of  the  press  release   relating  to  such
announcement,  dated July 20,  2004,  is attached  hereto as Exhibit 99.1 and is incorporated herein by reference.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                 EXHIBIT INDEX

Exhibit No.      Exhibit
99.1             Press Release Dated July 20, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANCORP RHODE ISLAND, INC.

                                        By:      /s/ Albert R. Rietheimer
                                                 --------------------------
                                                     Albert R. Rietheimer
                                                     Chief Financial Officer

Date:  July 20, 2004